SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                         1-15274                     26-0037077
(State or other jurisdiction      (Commission File No.)         (I.R.S. Employer
of incorporation )                                           Identification No.)


6501 Legacy Drive
Plano, Texas                                                         75024-3698
(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

===============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure  of  Directors  or  Principal   Officers;   Election  of
              Directors; Appointment of Principal Officers

     Allen Questrom has elected to resign as Chairman of the Board and Chief Executive Officer of J. C. Penney Company, Inc. ("Company") effective December 1, 2004. As previously announced, on October 27, the Company's Board of Directors elected Myron E. Ullman III to serve as the Company's Chairman of the Board and Chief Executive Officer, effective December 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              J. C. PENNEY COMPANY, INC.



                                              By:  /s/ Charles R. Lotter
                                              ---------------------------------
                                                  Charles R. Lotter
                                                  Executive Vice President,
                                                  Secretary and General Counsel




Date:  December 2, 2004